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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               _________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of the earliest event reported): July 2, 2004
                               _________________

                          PRIMEDEX HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           New York                       0-19019                 13-3326724
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of principal executive offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         EXHIBIT NUMBER    DESCRIPTION
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              99.1         Press release dated July 2, 2004.


ITEM 9.  REGULATION FD DISCLOSURE.

         On July 2, 2004, Primedex Health Systems, Inc. issued a press release announcing an agreement in principle to restructure its outstanding approximately $160 Million credit arrangements utilizing its current lenders. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

         The information in this Current Report on Form 8-K, including the exhibits thereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Securities Exchange Act of 1934, unless that filing expressly refers to specific information in this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 2004                         PRIMEDEX HEALTH SYSTEMS, INC.


                                            By:  /s/  Howard G. Berger, M.D.
                                                -----------------------------
                                                 Howard G. Berger, M.D.
                                                 President

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                                  EXHIBIT INDEX


        EXHIBIT NUMBER                     DESCRIPTION
              99.1            Press release dated July 2, 2004.


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